                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   IHOP CORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                  IHOP CORP.
                           525 NORTH BRAND BOULEVARD
                          GLENDALE, CALIFORNIA 91203

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998

                               ----------------

To the Shareholders of IHOP Corp.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of IHOP Corp., a Delaware corporation (the "Company"), will be held at the Red Lion Hotel, 100 West Glenoaks Boulevard, Glendale, California, on Tuesday, May 12, 1998, at 10:00 a.m., local time, for the following purposes:

    (1) To elect three Class I directors, each to serve for a term of three years and until his or her successor is duly elected and qualified.

    (2) To approve and ratify the amendment of the IHOP Corp. 1991 Stock Incentive Plan to increase the number of shares available for issuance thereunder from 1,380,000 to 1,880,000.

    (3) To approve and ratify the appointment of Coopers & Lybrand L.L.P., as the Company's independent public accountants for the year ending December 31, 1998.

    (4) To consider and act upon a shareholder proposal requesting that the Board of Directors adopt a policy making all Company-operated IHOP restaurants smoke-free by January 1, 1999, and that the policy include stipulations that, beginning in 1999, all new franchisees' facilities be smoke-free and all renewals of franchise agreements require that the affected restaurants be smoke-free.

    (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  Only shareholders of record at the close of business on March 26, 1998, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and any adjournment thereof. A list of such shareholders will be available for examination at the principal executive offices of the Company located at 525 North Brand Boulevard, Glendale, California 91203, at least ten days prior to the Meeting.

  TO ASSURE THAT YOUR INTERESTS WILL BE REPRESENTED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                           By Order of the Board of Directors,

                                                   Mark D. Weisberger
                                                        Secretary

April 7, 1998
Glendale, California

                                  IHOP CORP.
                           525 NORTH BRAND BOULEVARD
                          GLENDALE, CALIFORNIA 91203

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 12, 1998

                               ----------------

                            SOLICITATION OF PROXIES

  IHOP Corp. ("IHOP" or the "Company") is furnishing this Proxy Statement ("Proxy") to the shareholders of the Company to solicit their proxies for use at the Annual Meeting of Shareholders (the "Meeting") to take place on Tuesday, May 12, 1998, at 10:00 a.m. at the Red Lion Hotel, 100 West Glenoaks Boulevard, Glendale, California, and at any adjournment thereof. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company personally or by telephone. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses, in connection with such solicitation. IHOP will bear all of the costs of preparing, printing, assembling and mailing this Proxy Statement and the proxy card and all of the costs of the solicitation of the proxies. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

  Only shareholders of record at the close of business on March 26, 1998 (the "Record Date"), will be entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, there were outstanding 9,813,859 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. Each such shareholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy. Presence in person or by proxy of holders of 4,906,930 shares of Common Stock will constitute a quorum at the Meeting. Assuming a quorum is present, directors shall be elected by a plurality of the votes cast in the election of directors. Other matters submitted for shareholder approval shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote at the Meeting. Abstentions and broker non-votes will be counted and will have the same effect as "no" votes.

  The enclosed Proxy, if executed and returned, will be voted as directed on the Proxy or, in the absence of such direction, for the election of the nominees as directors, for the proposal to amend the IHOP Corp. 1991 Stock Incentive Plan, for the approval and ratification of the appointment of Coopers & Lybrand L.L.P., as the Company's independent public accountants, and against the proposal to adopt a policy making all IHOP restaurants smoke-free by January 1, 1999. If any other matters shall properly come before the Meeting, the persons authorized to vote the Proxies solicited hereunder will vote on these matters at their discretion. The Proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company, at or before the Meeting, a written revocation bearing a date later than the date of the Proxy; by duly executing a Proxy with a later date relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or by attending and voting at the Meeting.

  The approximate date on which this Proxy Statement and form of Proxy are first being sent to shareholders is April 7, 1998.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company is divided into three classes of three directors each. Class I directors currently serve until the Annual Meeting of Shareholders in 1998, Class II directors until the Annual Meeting of Shareholders in 1999 and Class III directors until the Annual Meeting of Shareholders in 2000 (in each case, until their respective successors are duly elected and qualified). At the 1998 Annual Meeting of Shareholders, three Class I directors will be elected for three-year terms. Shares of Common Stock represented by the enclosed Proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted for the nominees listed below.

  The Board of Directors has designated the three nominees listed below for election as Class I directors of the Company for terms expiring in 2001. The enclosed Proxy will be voted as specified thereon or, if no instructions are given, for the Board's nominees; however, the persons designated to vote Proxies reserve full discretion to vote the Common Stock represented by the Proxies for the election of the remaining nominees and any substitute nominee or nominees designated by the Board of Directors in the event the nominee who would otherwise receive the votes is unavailable or unable to serve as a candidate for election as a director. The Board of Directors has no reason to believe that any of the nominees will be unavailable or unable to serve if elected.

                        INFORMATION CONCERNING NOMINEES
                     AND MEMBERS OF THE BOARD OF DIRECTORS

  The following sets forth the nominees for election to the Board of Directors, the directors of the Company whose terms in office will continue after the Meeting, and certain information with respect to each nominee and continuing director. Unless otherwise indicated, each person has held his or her principal occupation for more than five years. For information regarding the ownership of shares of Common Stock by IHOP's directors and executive officers and each nominee for election as a director of the Company, see "Security Ownership of Certain Beneficial Owners and Management."

NOMINEES--TERMS TO EXPIRE 2001 (CLASS I)

  Frank Edelstein, age 72; Director since 1987; Independent Consultant since September 1992. Vice President of Kelso & Company, Inc., April 1989 to September 1992. Vice President of Kelso & Company, L.P. from September 1986 to March 1989. Director of Ceradyne, Inc., and Americold, Inc., since 1987 and Arkansas Best Corp. since 1988.

  Neven C. Hulsey, age 63; Director since 1987; Retired. Chairman of Earle M. Jorgensen Company, February 1997 to February 1998. President and Chief Executive Officer of Earle M. Jorgensen Company from March 1990 to February 1997. Chairman of the Board, President and Chief Executive Officer of Kilsby-Roberts Company from June 1982 to March 1990. Director of Webco Industries, Inc., since April, 1995.

  Caroline W. Nahas, age 49; Director since 1992; Managing Vice President of Korn/Ferry International, Los Angeles, California since May 1998. Member of the Executive Committee of Korn/Ferry International since December 1995. Director of Korn/Ferry International from May 1992 until April 1995.

CONTINUING DIRECTORS--TERMS TO EXPIRE 1999 (CLASS II)

  Michael S. Gordon, age 62; Director since 1987; Chairman of The Gordon + Morris Group, Inc., from April 1992 to present. Managing Director of Kelso & Company, Inc., April 1989 to March 1992. General Partner of Kelso & Company, L.P. from 1981 to March 1989.

  Larry Alan Kay, age 51; Director since 1987; Publisher, Fi: The Magazine of Music & Sound, and President and Chief Executive Officer of Fi, L.L.C. since October 1995. Consultant and private investor since January

1994. Executive Vice President-Administration, Secretary and General Counsel of the Company from September 1987 to December 1993. Senior Vice President, Secretary and General Counsel of the Company from November 1984 to September 1987.

  Dennis M. Leifheit, age 47; Executive Vice President, Operations, Chief Operating Officer and Director since December 1995. Division Vice President of Pizza Hut, Inc., from October 1993 to December 1995. Vice President Operations Development of Pizza Hut, Inc., from January 1990 to October 1993.

CONTINUING DIRECTORS--TERMS TO EXPIRE 2000 (CLASS III)

  H. Frederick Christie, age 64; Director since 1992; Independent Consultant since January 1990. President and Chief Executive Officer of The Mission Group from September 1987 to January 1990. President of Southern California Edison Company from November 1984 to September 1987. Director of Ducommun, Incorporated since 1985, AECOM Technology Corporation since 1990, Ultramar Diamond Shamrock Corp. since 1992 and Southwest Water Co. since 1995. Director or trustee of 18 mutual funds(1) under the Capital Research and Management Company since 1972.

  Richard K. Herzer, age 66; Chairman of the Board of Directors, President and Chief Executive Officer; Director since 1979; Chairman of the Board and Chief Executive Officer of the Company since 1983. President since 1979.

  Patrick W. Rose, age 55; Director since 1992; Private Investor since August 1988. Chairman of the Board, President and Chief Executive Officer of Van Camp Seafoods, Inc., from March 1995 to August 1997. Vice Chairman of the Board, President and Chief Executive Officer of Van Camp Seafoods, Inc., from October 1992 to March 1995. Chairman of the Board, President and Chief Executive Officer of Bumble Bee Seafoods, Inc., from July 1985 to August 1988. Director of Riviana Foods since 1995. In April 1997, Van Camp Seafoods, Inc. filed a voluntary petition under Chapter 11 of the Bankruptcy code to facilitate the sale of its assets to Tri-Union Seafoods, LLC, which transaction was completed in August 1997.

  The Company's Board of Directors held four meetings during the last full fiscal year. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees thereof on which he or she served.

  The Board of Directors has two committees, an Audit Committee and a Compensation Committee. The present members of the Audit Committee are H. Frederick Christie, Michael S. Gordon (Chairman) and Larry Alan Kay. The function of the Audit Committee is to review the services performed and to be performed by the Company's independent public accountants and the cost of such services, to make recommendations regarding the engagement of such independent public accountants after consultation with management and to review the quarterly and year-end financial statements of the Company. During fiscal 1997, the Audit Committee communicated as it deemed necessary with the Company's accounting personnel and independent public accountants, and held one formal meeting.

  The members of the Compensation Committee are Frank Edelstein (Chairman), Neven C. Hulsey, Caroline W. Nahas and Patrick W. Rose. Responsibilities of the Compensation Committee include approval of remuneration arrangements for executive officers of the Company, review of compensation plans relating to executive officers and directors, including grants of stock options and other benefits under the Company's
--------
(1) American Mutual Fund, Inc., AMCAP American Fund Income Series, American Funds Tax-Exempt Series 11, American High-Income Trust, American High-Income Municipal Bond Fund, American Variable Insurance Series, The Bond Fund of America, Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., Cash Management Trust of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, SMALL CAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax Exempt Money Fund of America, The U.S. Treasury Money Fund of America
compensation plans, and general review of the Company's employee compensation policies. The Compensation Committee also acts as Administrator of the IHOP Corp. 1991 Stock Incentive Plan and the IHOP Corp. 1994 Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors Plan"). During fiscal 1997, the Compensation Committee communicated as it deemed necessary with management of the Company, and held one formal meeting.

COMPENSATION OF DIRECTORS

  Non-employee directors are compensated for their services at the rate of $20,000 per year, plus $1,000 per meeting of the Board of Directors or committee thereof attended (with no additional payment when more than one meeting is attended on the same day) and reimbursement of actual expenses incurred. On February 23, 1994, each of the non-employee directors was granted a stock option to purchase 7,500 shares of the Company's Common Stock pursuant to the Non-Employee Directors Plan. The exercise price of the February 23, 1994, options is $27.75 per share. On May 17, 1996, each non-employee director received an option to purchase 2,500 shares of the Company's Common Stock pursuant to the Non-Employee Directors Plan. The exercise price of the May 17, 1996 options is $28.375. On May 13, 1998, each non-employee director will automatically be granted an additional option to purchase 2,500 shares of the Company's Common Stock pursuant to the Non-Employee Directors Plan at an option exercise price equal to the closing price of the Company's Common stock on the NASDAQ National Market System on May 12, 1998. Employee directors receive no additional compensation for serving as directors.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of February 28, 1997, unless otherwise indicated, as to all persons who, to the knowledge of the Company, were the beneficial owners of more than 5% of the outstanding shares of Common Stock, as to all directors and nominees for the Board of Directors, as to certain executive officers and as to all directors and executive officers of the Company as a group. The persons named hold sole voting and investment power with respect to the shares shown opposite their respective names, unless otherwise indicated. The information with respect to each person is as supplied or confirmed by such person. The Company has no class of equity securities outstanding other than the Common Stock.

                                                            SHARES   PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED (1)   CLASS
     ------------------------------------                  --------- ----------
     Richard K. Herzer(2)(3)..............................   740,324     7.5%
     Chairman of the Board, President
     and Chief Executive Officer
     525 North Brand Boulevard
     Glendale, CA 91203
     H. Frederick Christie(2).............................    12,167       *
     Director
     Frank Edelstein(2)...................................    10,167       *
     Director
     Michael S. Gordon(2).................................    19,167       *
     Director
     Neven C. Hulsey(2)...................................    14,167       *
     Director
     Larry Alan Kay(2)....................................    26,811       *
     Director
     Dennis M. Leifheit(2)(3).............................    49,960       *
     Director, Executive Vice President,
     Operations, and Chief Operating Officer
     Caroline W. Nahas(2).................................     9,667       *
     Director
     Patrick W. Rose(2)...................................     9,167       *
     Director
     Frederick G. Silny(2)(3).............................    61,895       *
     Vice President--Finance, Treasurer
     and Chief Financial Officer
     Anna G. Ulvan(2)(3)..................................    45,094       *
     Vice President--Franchise
     Mark D. Weisberger (2)(3)............................    27,069       *
     Vice President--Legal, Secretary & General Counsel
     All directors and executive officers as a group (16
      persons) (2)(3)..................................... 1,108,800    10.9%
     International House of Pancakes......................   389,075     4.0%
     Employee Stock Ownership Plan(4)
     525 North Brand Boulevard
     Glendale, CA 91203

                                                            SHARES   PERCENT OF
     NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED(1)    CLASS
     ------------------------------------                  --------- ----------
     FMR Corp., Edward C. Johnson 3d and Abigail P.
      Johnson(5)..........................................   712,500     7.4%
     82 Devonshire Street
     Boston, Massachusetts 02109
     Massachusetts Financial Services Company and
     MFS Series Trust II--MFS Emerging Growth Fund........   505,800     5.1%
     500 Boylston Street
     Boston, MA 02116
     Southeast Asset Management, Inc., Longleaf Partners.. 2,078,800    21.5%
     Realty Fund, Longleaf Partners Small-Cap Fund,
     and O. Mason Hawkins
     Southeast Asset Management, Inc.(6)
     6075 Poplar Avenue, Suite 900
     Memphis, TN 38119
     Strong Capital Management Inc. and Richard S.
      Strong(7)...........................................   839,675     8.7%
     100 Heritage Reserve
     Menomonee Falls, WI 53051

  --------
  *Represents less than 1% of the outstanding Common Stock.
  (1)Subject to applicable community property laws and similar statutes.
  (2) Share amounts for each of the directors, named executive officers and for all directors and executive officers as a group include shares subject to options that are exercisable within 60 days of the date of this statement, as follows:

     NAME                                                             NO. SHARES
     ----                                                             ----------
     Richard K. Herzer...............................................  210,000
     H. Frederick Christie...........................................    9,167
     Frank Edelstein.................................................    9,167
     Michael S. Gordon...............................................    9,167
     Neven C. Hulsey.................................................    9,167
     Larry Alan Kay..................................................    9,167
     Dennis M. Leifheit..............................................   36,666
     Caroline W. Nahas...............................................    9,167
     Patrick W. Rose.................................................    9,167
     Frederick G. Silny..............................................   50,000
     Anna G. Ulvan...................................................   25,000
     Mark D. Weisberger..............................................   25,000
     All Directors and Executive Officers as a Group (16 persons)....  478,002

  (3) Each of the named executive officers participate in the International House of Pancakes Employee Stock Ownership Plan (the "ESOP"). Mr. Herzer and Mr. Weisberger possess shared investment power over these shares by virtue of their membership on the Administrative Committee of the ESOP. The share amounts for the named executive officers and all directors and executive officers as a group include shares held for the accounts of executive officers, as follows:

     NAME                                                             NO. SHARES
     ----                                                             ----------
     Richard K. Herzer...............................................   17,907
     Dennis M. Leifheit..............................................      382
     Frederick G. Silny..............................................    5,227
     Anna G. Ulvan...................................................   10,476
     Mark D. Weisberger..............................................    1,451
     All Directors and Executive Officers as a Group (16 persons)....   49,456

  (4) Participants in the ESOP are entitled to direct the trustee for the ESOP (the "Trustee") as to the voting of shares allocated to their accounts. Unallocated shares and shares allocated to the accounts of participants who do not direct the Trustee are voted by the Trustee in the same proportion as are shares for which direction has been given to the Trustee. Investment power with respect to these shares is held by the Administrative Committee of the ESOP which is appointed by the Company's Board of Directors and is currently composed of Richard K. Herzer, Mark D. Weisberger and Naomi K. Shively.
  (5) In the Schedule 13G, dated February 14, 1998, jointly filed by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson, such persons report that, as of December 31, 1997, they possessed sole power to dispose or to direct the disposition of these shares.
  (6) In Amendment No. 3 to Schedule 13G, dated February 4, 1998, jointly filed by Southeastern Asset Management, Inc., Longleaf Partners Realty Fund, Longleaf Partners Small-Cap Fund and Mr. O. Mason Hawkins, such persons report that, as of December 31, 1997, Southeast Asset Management, Inc. possessed sole power to vote or to direct the vote with respect to 251,400 of these shares, shared power to vote or to direct the vote with respect to 1,546,700 of these shares, sole power to dispose or to direct the disposition of 326,400 of these shares and shared power to dispose or to direct the disposition of 1,546,700 of these shares; Longleaf Partners Realty Fund possessed shared power to vote or direct the vote and shared power to dispose or to direct the disposition of 993,800 of these shares; Longleaf Partners Small-Cap Fund possessed shared power to vote or to direct the vote and shared power to dispose or to direct the disposition of 552,900 of these shares; and Mr. Hawkins possessed neither sole nor shared power to vote or to direct the vote and neither sole nor shared power to dispose or to direct the disposition of any of these shares.
  (7) In Amendment No. 9 to Schedule 13G, dated February 16, 1998, jointly filed by Strong Capital Management, Inc., and Richard S. Strong, Chairman of the Board and the principal shareholder of Strong Capital Management, Inc., such persons report that, as of December 31, 1997, they possessed sole power to vote or to direct the vote with respect to 697,100 of these shares, shared power to vote with respect to none of these shares, and sole power to dispose or to direct the disposition of all of these shares.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The following table sets forth certain information with respect to each person who is an executive officer of the Company:

                                            POSITIONS AND OFFICES
 EXECUTIVE OFFICER          AGE                WITH THE COMPANY
 -----------------          ---             ---------------------
 Richard K. Herzer           66 Chairman of the Board of Directors, President
                                and Chief Executive Officer
 Dennis M. Leifheit          47 Director, Executive Vice President,
                                Operations, and Chief Operating Officer
 Richard C. Celio            47 Vice President--Development
 Susan Henderson-Hernandez   50 Vice President--Marketing
 Naomi K. Shively            48 Vice President--Human Resources
 Frederick G. Silny          47 Vice President--Finance, Treasurer and Chief
                                Financial Officer
 Anna G. Ulvan               50 Vice President--Franchise
 Mark D. Weisberger          42 Vice President--Legal, Secretary and General
                                Counsel

  Executive officers of the Company are appointed by the Board of Directors and serve at the Board's discretion.

  Mr. Herzer was elected Chairman of the Board and Chief Executive Officer in May 1983. Mr. Herzer was appointed President of the Company in June 1979.

  Mr. Leifheit was named Executive Vice President, Operations and Chief Operating Officer and elected to the Board of Directors effective December 1995. He served as Division Vice President of Pizza Hut, Inc., from October 1993 to December 1995 and Vice President Operations Development of Pizza Hut, Inc., from January 1990 to October 1993.

  Mr. Celio was elected Vice President--Development in March 1997. He served as Senior Vice President, Development of CKE Restaurants, Inc., from June 1994 to March 1997, and as Vice President and General Counsel of Carl Karcher Enterprises, Inc. from January 1989 to June 1994.

  Ms. Henderson-Hernandez became Vice President--Marketing in November 1996. Prior thereto, she served as the Company's Director, Brand Strategy, from November 1993 to November 1996. She was Vice President, Marketing of Frank's Nursery and Crafts from January 1993 to September 1993 and Vice President, Marketing, of Perkins Restaurants from February 1991 until September 1992.

  Ms. Shively became Vice President--Human Resources in March 1994. Prior thereto, she was employed by Circuit City Stores, Inc., as Division Vice President, Human Resources, of the Western Division, from December 1987 to March 1994.

  Mr. Silny became Vice President--Finance, Treasurer and Chief Financial Officer in July 1989. Prior thereto, he was employed by Carnation Company as Assistant General Manager and Division Manager of its Dairies Division from September 1986 to July 1989, and as Director of Finance of its Dairies Division from November 1985 to August 1986 and as Assistant Treasurer in its Corporate Finance Department from July 1984 to October 1985.

  Ms. Ulvan became Vice President--Franchise in February 1990. From May 1987 to February 1990, she was Vice President-Franchise Sales. Prior thereto, she had been Director of Franchise Development for International House of Pancakes, Inc., since October 1980.

  Mr. Weisberger became Vice President--Legal, Secretary and General Counsel in January 1994. Prior thereto, he was employed by Sizzler International, Inc., as General Counsel and Secretary from April 1989 to January 1994, and Assistant General Counsel from April 1988 to April 1989, and as Corporate Counsel from April 1987 to April 1988.

EMPLOYMENT AGREEMENTS

  Each of the named executive officers are parties to employment agreements with the Company. The agreements provide for base salaries, participation in a bonus program, car allowances or a company car, and certain other perquisites and benefit programs available to other employees. In addition, the Board of Directors may, at its discretion, increase any officer's base salary during the term of such officer's employment agreement. The employment agreements for Messrs. Herzer, Silny and Weisberger and Mrs. Ulvan call for an initial term of one year and the employment agreement for Mr. Leifheit calls for an initial term of two years. Each of the agreements provides for automatic successive one-year extensions unless the Company or the officer gives notice to the contrary more than 90 days prior to the expiration of the then-current term of the agreement. In the event of a change in control of the Company, the employment period of Mr. Herzer and the other named executive officers will automatically be extended, for three years with respect to Mr. Herzer and for two years with respect to each of the other named executive officers, from the date of such change in control. For purposes of the employment agreements, a "change in control" will be deemed to have occurred if (i) any person acquires 25% or more of the combined voting power of the Company's then outstanding securities; (ii) in any two consecutive years individuals who at the beginning of the period constitute the board, plus any directors approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the stockholders approve certain merger or consolidation transactions; or (iv) the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

  Each officer is entitled to receive compensation through the date of termination if such officer's employment is terminated (i) by the Company for "cause" or "disability" or (ii) by the officer for any reason, other than a "voluntary termination" or for "good reason" following a change in control of the Company. For purposes of the employment agreements, "cause" means willful failure to substantially perform one's duties, willful misconduct or the commission of acts of dishonesty, fraud, misrepresentation or moral turpitude as would prevent the effective performance of the employee's duties. "Disability" is defined to mean the employee's absence from the full time performance of his or her duties for 90 consecutive days or 180 days within any 12 month period as a result of incapacity due to physical or mental illness. "Good reason" includes, generally, a material breach of the agreement, an adverse change in the officer's duties or responsibilities from those in effect prior to such change in control, a reduction of the officer's salary or benefits, or relocation of the officer outside of Southern California and a "voluntary termination" may occur upon an uncorrected material breach of the agreement by the Company or, in the case of Mr. Herzer, if such officer is removed from the Board of Directors without his consent.

  If an officer's employment is terminated (i) by the Company other than for cause or disability, (ii) by the officer in a voluntary termination or for good reason or (iii) by reason of the officer's death, then the officer (or, in the event of such officer's death, his designated payee) will be entitled to receive (i) a lump sum payment of the salary and bonus payments that would have been payable to such officer through (a) in the case of death or a voluntary termination, the term of the agreement and (b) in any other instance, a period of 12 months and (ii) continuing insurance benefits for the same period at no cost to the officer (or designated payee), subject to reduction under certain circumstances. Payments and benefits under each employment agreement would be reduced to the extent they are not deductible under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

                            EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

  The following Summary Compensation Table sets forth information concerning compensation earned in the fiscal years ended December 31, 1997, 1996 and 1995, by the Company's Chief Executive Officer and its remaining four most highly compensated executive officers serving at the end of fiscal 1997 (the "Named Executives").

                          SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                         COMPENSATION
                                                                     -----------------------
                                        ANNUAL COMPENSATION            AWARDS
                               ------------------------------------- ----------
                                                                                  SECURITIES
                                                                                  UNDERLYING
                                                                     RESTRICTED    OPTIONS/   ALL OTHER
NAME AND PRINCIPAL                                   OTHER ANNUAL      STOCK         SARS    COMPENSATION
POSITION                  YEAR SALARY($) BONUS($) COMPENSATION($)(1) AWARDS ($)    (NUMBER)     ($)(3)
------------------        ---- --------- -------- ------------------ ----------   ---------- ------------
Richard K. Herzer         1997 $506,500  $285,825           --             --       20,000     $ 22,780
Chairman of the Board,    1996  473,250    50,000           --             --       20,000       26,483
President and Chief       1995  450,000       --            --             --       40,000       22,244
Executive Officer
Dennis M. Leifheit        1997  268,750   128,563           --             --       10,000      179,318
Executive Vice            1996  250,000    25,000      $145,631            --          --       110,893
President, Operations     1995   98,872       --            --        $338,650(2)   50,000          --
Chief Operating Officer
Director
Frederick G. Silny        1997  226,000    76,878           --             --        5,000      457,979
Vice President--Finance,  1996  209,250    15,000           --             --        5,000      437,674
Treasurer and Chief       1995  195,000       --            --             --       10,000       16,025
Financial Officer
Anna G. Ulvan             1997  187,000    63,508           --             --        5,000      168,375
Vice President--
 Franchise                1996  174,750    15,000           --             --        5,000       13,985
                          1995  165,000       --            --             --       10,000       15,825
Mark D. Weisberger        1997  184,675    62,471           --             --        5,000       60,775
Vice President--Legal,    1996  174,500    10,000           --             --        5,000       13,532
Secretary and General
 Counsel                  1995  165,000       --            --             --       10,000       15,397

--------
(1) While each of the five named individuals received perquisites or other personal benefits in the years shown, in accordance with applicable regulations, the value of these benefits is not indicated because they did not exceed in the aggregate the lesser of $50,000 or 10% of the individual's salary and bonus in 1997. The 1996 amount for Mr. Leifheit also includes $131,173 related to relocation.
(2) Represents 13,030 shares of restricted stock awarded to Mr. Leifheit on December 4, 1995. Pursuant to the Restricted Stock Agreement, restrictions on one-third of the shares lapsed on December 4, 1996 and the restrictions on an additional one-third of the shares lapsed on December 4, 1997. As of December 31, 1997, 4,343 shares remained subject to restrictions and the value of such shares was $141,148. The restrictions on the remaining shares will lapse on December 4, 1998.
(3) Amounts include the value of estimated shares contributed to the ESOP on behalf of the Named Executives as well as the value of forfeitures allocated to their accounts from employees who withdrew from the ESOP prior to vesting as follows for the year 1997: Mr. Herzer, $13,619; Mr. Leifheit, $13,599; Mr. Silny, $13,615; Ms. Ulvan, $13,617 and Mr.
    Weisberger, $13,612. It also includes the value of premiums for life insurance as follows for the year 1997: Mr. Herzer, $9,156; Mr. Leifheit, $933; Mr. Silny, $1,114; Ms. Ulvan, $1,723 and Mr. Weisberger, $574. The 1997 amount for Mr. Leifheit also include $143,309, which represents the value of shares of restricted stock released in 1997. The 1997 amounts for Mr. Silny, Mrs. Ulvan and Mr. Weisberger include $443,244, $153,030 and $46,588 respectively from the exercise of stock options.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  The following table provides information with respect to the Named Executives concerning grants of stock options during the year ended December 31, 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                       POTENTIAL REALIZABLE
                                                                         VALUE AT ASSUMED
                                                                       ANNUAL RATES OF STOCK
                                                                        PRICE APPRECIATION
                                 INDIVIDUAL GRANTS                        FOR OPTION TERM
                         ----------------------------------            ----------------------
                          NUMBER OF    PERCENT OF
                          SECURITIES     TOTAL
                          UNDERLYING  OPTIONS/SARS EXERCISE
                         OPTIONS/SARS  GRANTED TO  OR BASE
                           GRANTED    EMPLOYEES IN  PRICE   EXPIRATION
      NAME                  (#)(1)    FISCAL YEAR   ($/SH)     DATE      5% ($)    10% ($)
      ----               ------------ ------------ -------- ---------- ---------- -----------
Richard K. Herzer.......    20,000        9.8%      27.125   2/25/07      341,175    864,605
Dennis M. Leifheit......    10,000        4.9%      27.125   2/25/07      170,588    432,303
Frederick G. Silny......     5,000        2.5%      27.125   2/25/07       85,294    216,151
Anna G. Ulvan...........     5,000        2.5%      27.125   2/25/07       85,294    216,151
Mark D. Weisberger......     5,000        2.5%      27.125   2/25/07       85,294    216,151

--------
(1) One-third of the shares subject to options vest and become exercisable on February 25, 1998; an additional one-third of the shares subject to options vest and become exercisable on February 25, 1999; and the remaining shares subject to options vest and become exercisable on February 25, 2000.

  The following table provides information with respect to the Named Executives concerning: (a) the exercise of stock options during the year ended December 31, 1997, and (b) unexercised stock options held at December 31, 1997. There were no Stock Appreciation Rights outstanding at December 31, 1997. No stock options have been repriced, amended or replaced.

   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                 OPTIONS/SARS AT                   OPTIONS/SARS AT
                                                                 FISCAL YEAR-END                  FISCAL YEAR-END(1)
                                                        --------------------------------- ---------------------------------
                        SHARES ACQUIRED      VALUE
         NAME           ON EXERCISE (#) REALIZED ($)(2) EXERCISABLE (#) UNEXERCISABLE (#) EXERCISABLE ($) UNEXERCISABLE ($)
         ----           --------------- --------------- --------------- ----------------- --------------- -----------------
Richard K. Herzer......        --               --          183,334          46,666         $2,647,503        $242,497
Dennis M.Leifheit......        --               --           33,333          26,667            216,665         162,086
Frederick G. Silny.....     22,900         $443,244          43,334          11,666            561,253          60,622
Anna G. Ulvan..........      6,668          153,030          18,334          11,666             87,503          60,622
Mark D. Weisberger.....     10,000           46,588          18,334          11,666             86,253          60,622

--------
(1) Represents the difference between the $32.50 closing price of the Company's stock at December 31, 1997 and the exercise price of the option, multiplied by the number of shares subject to option.
(2) Represents the difference between the closing price of the Company's stock on the exercise date and the option exercise price.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

  As of December 31, 1997, the members of the Compensation Committee of the Board of Directors were Frank Edelstein ( Chairman), Neven C. Hulsey, Caroline
W. Nahas and Patrick W. Rose. Ms. Nahas is a Director of the Company and Managing Vice President and a Director of Korn/Ferry International ("Korn/Ferry"). In 1997 Korn/Ferry was retained by the Company to provide executive search services for the Company. In this regard, the Company paid Korn/Ferry $76,647 for its services. The Company believes that these services were supplied on terms no less favorable to the Company than could otherwise have been obtained from other unaffiliated third parties.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

  The Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

  The Compensation Committee. Executive compensation decisions are made by the four-member Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee administers the executive incentive plan, reviews compensation plans, programs and policies, monitors the performance and compensation of executive officers and other key employees and makes appropriate recommendations and reports to the Board of Directors. All executive compensation decisions made by the Compensation Committee are reviewed by the entire Board of Directors, except for decisions regarding awards under the IHOP Corp. 1991 Stock Incentive Plan, which are made solely by the Compensation Committee.

  Compensation Philosophy. The Company's philosophy regarding compensation is based on several objectives, including: (i) linking executives' interests with those of the Company's shareholders; (ii) instilling an ownership culture throughout the Company and officer group; (iii) attracting and facilitating retention of high caliber executive talent; and (iv) paying for performance and rewarding executives for achievement of both annual and longer term company financial and key operating goals. The Company maintains a compensation program designed to attract and retain highly qualified executives and to motivate management. We seek to tie each executive's "at risk" compensation, to the extent feasible, directly to his or her contribution to the Company's success in achieving its performance objectives.

  The Company's executive compensation program consists of three main components: (1) base salary, (2) bonus, and (3) long-term incentives in the form of stock options or other stock-based awards. The bonus and long-term incentives constitute the "at risk" portion of the compensation program. The Named Executives' compensation for 1997 reflected the Compensation Committee's commitment to coordinating pay with Company and individual performance. In establishing specific compensation levels for Named Executives in 1997, the Compensation Committee considered information provided by compensation consultants, surveys of compensation programs offered by comparable companies, statistical information generated by the Company's Human Resources department and evaluations of the individual performances of the Named Executives. In general, the Named Executives' total compensation was structured to fall in the range from the 50th to the 75th percentile, as indicated by the surveys of comparable companies.

  Federal Income Tax Considerations. The Compensation Committee has considered the impact of section 162(m) of the Code. This section disallows tax deductions for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1 million in any taxable year, except for certain performance-based compensation which has been approved by shareholders. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws. The Compensation Committee believes that the Company's compensation programs provide the necessary incentives and flexibility to promote the Company's performance-based compensation philosophy while being consistent with Company objectives.

  Salaries. The general policy of the Compensation Committee is to establish executive base salaries that are (i) competitive and consistent with those provided to others holding similar positions in the restaurant industry, and
(ii) consistent with each executive's actual and expected contributions to the Company's short-term and long-term success. The Board of Directors, acting on the Compensation Committee's recommendation, increased Mr. Herzer's salary in 1997 by approximately seven percent. The increase reflected the Compensation Committee's and the Board of Directors' assessment of his performance in light of the Company's performance in the prior fiscal year, and, to a lesser extent, other factors including the performance of the Company's stock and consideration of competitive data in compensation surveys of comparable companies. His salary is also reflective of his long service with the Company and breadth of knowledge about the restaurant industry. Salary increases for the other senior executives effected during 1997 ranged from five percent to ten percent, and were based on similar considerations including individual performance, position, tenure, experience and competitive data in compensation surveys of comparable companies.

  Bonus Awards. Pursuant to the IHOP Corp. Executive Incentive Plan (the "Incentive Plan"), Mr. Herzer and the Named Executives earned cash bonuses for 1997. Under the Incentive Plan, the amount of any bonus is targeted as a percentage of salary. The percentage of the targeted bonus actually earned is determined according to a formula that compares the Company's actual profit for any given fiscal year to the projected profit (before income taxes and contributions to the ESOP) in the Company's budget as approved by the Board of Directors at the beginning of the fiscal year. The Board of Directors' budget approval process considers short-term profits and the Company's long-term development and objectives, thereby giving greater weight to those activities that will result in recurring success and lesser weight to extraordinary and non-recurring items. The formula for determining Mr. Herzer's bonus under the Incentive Plan is based solely on the Company's profit level. The formula for determining the amount of bonuses under the Incentive Plan to be paid to the Named Executives other than Mr. Herzer is based on the Company's profit level and, to a lesser extent, the achievement of specific goals, which were established at the beginning of the fiscal year.

  Long-Term Incentives. The Named Executives participate in the IHOP Corp. 1991 Stock Incentive Plan which, as indicated above, is aimed at promoting the acquisition and ownership of the Company's stock. Under the program, grants may be made of stock options or other long-term stock based incentives. In 1997, the Committee granted options to purchase 20,000 shares of the Company's common stock to Mr. Herzer and lesser amounts to the other Named Executives. In determining the amounts of the individual option awards, the Compensation Committee considered several factors including primarily the executive's actual and potential contributions to the Company's long-term success, the size of awards provided to others holding similar positions in the restaurant industry and, to a lesser extent, the amount of options or other long term incentives currently held by the executive for whom an option grant or other long term incentive award was being considered. To date, stock options have been granted to the Named Executives at the fair market value of the Company's stock on the date of grant as reflected in the Summary Compensation Table.

                    SUBMITTED BY THE COMPENSATION COMMITTEE
                      OF THE COMPANY'S BOARD OF DIRECTORS

    Frank Edelstein    Neven C. Hulsey    Caroline W. Nahas    Patrick W. Rose
    Chairman

                        COMPANY STOCK PERFORMANCE GRAPH

  The following graph shows a comparison of the cumulative total return to shareholders for the Company, the S&P 500 Composite Index (the "S&P 500") and the Value-Line Restaurant Group (the "Restaurant Group") from December 31, 1992 through December 31, 1997. The graph assumes an initial investment in stock of $100 and subsequent reinvestment of any dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  DECEMBER 31, 1992 THROUGH DECEMBER 31, 1997

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           IHOP           S&P           RESTAURANT
(Fiscal Year Covered)        CORP.          500 INDEX     INDEX
---------------------        ----------     ---------     ----------
Measurement Pt-  1992        $100.00        $100.00       $100.00
FYE   1993                   $139.76        $110.09       $117.73
FYE   1994                   $131.33        $111.85       $108.11
FYE   1995                   $125.30        $153.80       $148.97
FYE   1996                   $113.86        $189.56       $162.40
FYE   1997                   $156.63        $252.82       $189.31

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  See Compensation Committee Interlocks and Insider Participation.

                    PROPOSAL TO APPROVE AN AMENDMENT OF THE
                     IHOP CORP. 1991 STOCK INCENTIVE PLAN

  On February 24, 1998, the Board of Directors adopted a resolution amending the IHOP Corp. 1991 Stock Incentive Plan, as amended and restated on February 23, 1994 (the "1991 Plan"), subject to the approval of the shareholders. If approved, the amendment would increase the aggregate number of shares of Common Stock reserved for the purposes of the 1991 Plan from 1,380,000 to 1,880,000 shares. An increase in the number of shares available for issuance under the 1991 Plan is necessary at this time as the shares originally authorized for issuance under the 1991 Plan have already been issued or are subject to outstanding options. The Board approved certain other changes to the 1991 Plan that do not require shareholder approval. These changes are necessary to satisfy certain tax and legal requirements. Approval of the shareholders requires the affirmative vote of holders of a majority of the Common Stock represented and entitled to vote at the Meeting. The full text of the 1991 Plan, as amended, is set forth as Annex A to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 1991 Plan, as amended. Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the 1991 Plan, as amended.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1991 PLAN.

SUMMARY OF THE 1991 PLAN, AS AMENDED

  Administration. The 1991 Plan is administered by the Compensation Committee of the Board of Directors (the "Administrator").

  Persons Eligible under the 1991 Plan. Officers and other key employees, directors, consultants and advisors of the Company or its subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the Company or its subsidiaries are eligible to participate under the 1991 Plan. Participants under the 1991 Plan are selected from time to time by the Administrator from among eligible recipients. The total number of persons who may receive grants of options, restricted stock awards, deferred stock, performance shares, stock appreciation rights and limited stock appreciation rights under the 1991 Plan is estimated by the Company to be approximately 50.

  Common Stock Subject to the 1991 PIan. In l991, the Company and its shareholders adopted the 1991 Plan, authorizing the issuance of up to 880,000 shares of Common Stock (which may be authorized and unissued shares, treasury shares or a combination thereof). In 1994, the shareholders approved an amendment to the Plan which, in part, increased the number of shares available for issuance to 1,380,000. The proposed amendment would increase the number of shares available for issuance under the 1991 Plan to 1,880,000 shares. As of the date of this proxy statement, no shares remain available for grants under the 1991 Plan. The 1991 Plan will terminate June 17, 2001, unless terminated earlier by the Board of Directors.

  Stock Options. The 1991 Plan permits the granting of incentive stock options ("ISOs") and nonqualified stock options ("NSOs"). The option exercise price for each share of Common Stock covered by any option shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant; provided, however, that the option exercise price per share of Common Stock purchasable under a Substitute Stock Option (as hereinafter defined) shall not be less than 50% of the Fair Market Value at the time of grant. "Fair Market Value" of a share of Common Stock means either, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, the closing sale price of a share of Common Stock in the Western Edition of The Wall Street Journal Composite Tape as of any given date or the average on such date of the closing price of the Common Stock on each day on which the Common Stock is traded over a period of up to 20 trading days immediately prior to such date, as determined by the Administrator.

  The term of each option is fixed by the Administrator except that, in the case of Substitute Stock Options, the term expires on December 31, 1998. The Administrator determines the time or times at which each option may be exercised. Options will become exercisable one year following the date of grant unless the Administrator determines otherwise at or after grant. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator.

  The exercise price of options must be paid in full in cash or its equivalent, as determined by the Administrator, or, if the Administrator so determines, by the surrender of unrestricted Common Stock already owned by the optionee or, in the case of NSOs, shares of Restricted Stock or Performance Shares, each valued at the Fair Market Value of the Common Stock on the exercise date. In the case of an ISO, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If an option is exercised by delivery of shares of Restricted Stock or Performance Shares, the shares of Common Stock acquired pursuant to the exercise of the Option will generally be subject to the same restrictions as were applicable to such Restricted Stock or Performance Shares, except that the Administrator may direct that such restrictions apply to only that number of shares equal to the number of shares surrendered upon the exercise of such option.

  To qualify as an ISO, an option must meet certain Federal income tax requirements which include limits on the value of ISOs which become exercisable annually to any optionee and a higher minimum option exercise price in the case of certain large shareholders.

  Stock Appreciation Rights and Limited Stock Appreciation Rights. The Administrator may also grant Stock Appreciation Rights ("SARs") and Limited Stock Appreciation Rights ("LSARs") either alone ("Free Standing Rights") or in conjunction with all or part of an option ("Related Rights"). Upon the exercise of an SAR, a holder is entitled to receive cash, unrestricted shares of Common Stock or any combination thereof, as determined by the Administrator, in an amount equal to the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the related option (or in the case of a Free Standing Right, the price per share specified in such right), multiplied by the number of shares in respect of which the SAR is exercised. Upon the exercise of an LSAR, a holder is entitled to receive an amount in cash equal in value to the excess of the Change of Control Price of one share of Common Stock on the date of exercise over the option price per share specified in the related option (or in the case of an LSAR which is a Free Standing Right, the price per share specified in the Free Standing Right) multiplied by the number of shares in respect of which the LSAR is exercised.

  SARs that are Free Standing Rights may be exercised at such time or times and may be subject to such terms and conditions as may be determined by the Administrator at or after grant; SARs and LSARs that are Related Rights may be exercised at such times as the related option is exercisable. LSARs can only be exercised within the 30-day period following a Change of Control. The term of each Right will be fixed by the Administrator but will not exceed ten years from the date of its grant.

  Restricted Stock, Deferred Stock and Performance Shares. The Administrator may also award Restricted Stock, Deferred Stock or Performance Shares, subject to certain conditions set forth in the Plan and such other conditions and restrictions as the Administrator may determine, which may include the attainment of performance goals. Restricted Stock is Common Stock subject to restrictions that will lapse with the passage of time. Deferred Stock is the right to receive Common Stock at the end of a specified deferral period. Performance Shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives. Upon the award of any Restricted Stock or Performance Shares, the participant will have all rights of a shareholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to Restricted Stock or specifically set forth in the award agreement for the participant's Restricted Stock or Performance Shares. Upon an award of Deferred Stock, the participant will not have any rights of a shareholder, other than the right to receive dividends, during the specified deferral period.

  Recipients of Restricted Stock, Deferred Stock, or Performance Shares must enter into an award agreement with the Company, in such form as the Administrator determines, which states the restrictions to which the shares are subject and the date or dates on which such restrictions will lapse. The Administrator may permit such restrictions to lapse in installments within the restricted period or may accelerate or waive such restrictions at any time.

  Restricted Stock, Deferred Stock and Performance Shares are nontransferable and if a participant who holds any Restricted Stock, Deferred Stock or Performance Shares terminates employment or service prior to the lapse or waiver of the restrictions on transfer, all shares subject to the restrictions will be forfeited by the participant.

  Substitute Stock Options. Each person who was a holder of stock appreciation rights ("Units") that were granted under the IHOP Corp. Incentive Appreciation Plan, established January 2, 1989, received options to purchase shares of Common Stock ("Substitute Stock Options") under the 1991 Plan in substitution for such Units.

  Adjustments for Stock Dividends, Mergers, Etc. The Administrator is required to make appropriate adjustments in connection with outstanding grants or awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Administrator, in its discretion, may provide for substitution of, adjustments to, or acceleration (subject to the provisions described below under "Change of Control Provisions") of such grants or awards.

  Amendment and Termination. The Board may amend, alter or discontinue the 1991 Plan at any time but no amendment, alteration or discontinuation may be made that would impair the rights of any participant under any award theretofore granted without such participant's consent. The Board may amend the 1991 Plan, but may not, without the prior approval of the shareholders, make any amendment which would in any way change the employees or class of employees eligible to participate in the 1991 Plan, extend the maximum option period, increase the total number of shares of Common Stock reserved for the purposes of the 1991 Plan, or decrease the price of any option (except Substitute Stock Options) to less than 100% of the Fair Market Value of a share of Common Stock on the date of the granting of the option or reduce the option price of a Substitute Stock Option to less than 50% of the Fair Market Value on the date of grant. The Committee may amend the term of any award or option theretofore granted, retroactively or prospectively, but no such amendment may impair the rights of any participant without the participant's consent.

  Change of Control Provisions. The 1991 Plan provides that in the event of a Change of Control, unless otherwise determined by the Administrator at or after grant, but prior to such Change of Control, all options not previously exercisable and vested and all SARs that have been outstanding for at least six months will become fully exercisable and vested. In addition, awards of Restricted Stock, Deferred Stock and Performance Shares will be deemed fully vested and all restrictions and conditions thereon will lapse. Any indebtedness incurred as a result of Company loans made available to holders of options (as described below) will be forgiven and the collateral pledged in connection with any such loan will be released. To the extent determined by the Administrator at or after grant, the cash value of all options, SARS, LSARS, Restricted Stock, Deferred Stock and Performance Shares awarded will be paid based on the highest price paid (or offered) in any transaction related to a Change of Control or the highest price paid in any transaction reported on the exchange on which the Common Stock is traded, at any time during the preceding 60-day period. In the case of ISOs, and SARs and LSARs relating to ISOs, however, such price will be based only on transactions reported for the date on which the Administrator decides to pay the cash value of such Options.

  Loan Program. The Administrator is authorized to permit the Company to finance the exercise of options (including Substitute Stock Options) by means of a loan to the participants in the 1991 Plan. The principal amount of any loan may not exceed the sum of (i) the exercise price less the par value of the shares of Common Stock covered by the option, or portion thereof exercised by the optionee, and (ii) any Federal, state or local income tax due from the optionee in connection therewith. Each loan will be evidenced by a promissory note to be entered into by the participant in favor of the Company. Each loan, including extensions, will be for a term of up to seven years; may be with or without recourse against the participant with respect to principal and interest in the event of default; will bear such rate of interest, if any, as the Administrator may determine; will be subject to Board approval; and will contain such other terms and conditions, including but not limited to the schedule of payments of principal and interest under such loans, as the Administrator in its discretion may determine. Unless the Administrator determines otherwise, a participant will be required to pledge shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan as security for the loan and such pledge will be evidenced by a pledge agreement. Loans may be authorized by the Administrator at any time, subject to such limitations as the Administrator, in its discretion, may prescribe, and subject to all applicable Federal or state laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other agency having jurisdiction. In the event of the termination of employment of the holder or under other circumstances deemed appropriate by the Administrator, the Administrator may, in its discretion, determine that the remaining principal amount of the loan and all accrued interest thereunder shall become immediately due and payable.

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain Federal income tax consequences to Participants and the Company of granting Awards under the 1991 Plan and is based on current Federal income tax law, which is subject to change, possibly retroactively. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Participants are strongly urged to consult their own tax advisors regarding the Federal, state, local or other tax consequences of awards and other transactions under the 1991 Plan.

  Nonstatutory Stock Options. In the case of an NSO, an employee will generally not be subject to tax upon the grant of such an option. Rather, at the time of exercise of such NSO (and in the case of an untimely exercise of an ISO), the employee will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to claim a tax deduction at such time and in the same amount that the employee recognizes ordinary income. Different rules may apply in the case of an employee who is an insider of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934.

  If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, a participant will recognize capital gain or loss (assuming that such shares were held by the Participant as capital assets) in an amount equal to the difference between the amount realized and the fair market value of such shares on the date that ordinary income was recognized with respect thereto. See "Certain Federal Income Tax Consequences--Capital Gain Tax Rates."

  Incentive Stock Options. In the case of ISOs, an employee will not recognize taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the employee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of an employee who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See "Certain Federal Income Tax Consequences--Nonstatutory Stock Options.")

  If stock acquired pursuant to a timely exercised ISO is later disposed of, the employee will, except as noted below, recognize long-term capital gain or loss (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the option price. See "Certain Federal Income Tax Consequences--Capital Gain Tax Rates." The Company, under these circumstances, will not be entitled to claim any tax deduction for Federal income tax purposes in connection with either the exercise of the ISO or the sale of such stock by the employee.

  If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the employee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), any gain realized by the employee will generally be subject to tax at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the employee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income. See "Certain Federal Income Tax Consequences--Capital Gain Tax Rates." In such case, the Company may claim a tax deduction for Federal tax purposes at the time of such disqualifying disposition for the amount taxable to the employee as ordinary income.

  The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

  Exercise with Shares. According to a published ruling of the Internal Revenue Service, an employee who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of the Company's common stock already owned by him will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be subject to tax according to the rules described above for NSOs. (See "Certain Federal Income Tax Consequences--Nonstatutory Stock Options.") With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of shares acquired will include the holding period of the shares surrendered. The basis of additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the employee's ordinary income, and the holding period for such additional shares will commence on such date.

  The Treasury Department has issued proposed regulations that, if adopted in their current form, would appear to provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of corporation stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if, at the date of surrender, the applicable holding period for such shares had not been met, such surrender will constitute a "disqualifying disposition" and any gain realized on such transfer will be taxable to the optionee, as discussed above. Otherwise, when shares of the Company's stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange,
(ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

  Loans. At the present time, the Company does not intend to extend loans to participants. If, however, the Company permits participants to finance the exercise of options by means of a loan, those loans made on a recourse basis by the Company to participants in the 1991 Plan will not result in taxable income to the participant or in a deduction to the Company, provided that any such loan requires the payment or accrual of interest at a rate sufficient to avoid the imputation of income under the Code. To the extent that a loan constitutes a "below-market loan" within the meaning of Section 7872 of the Code, a participant will be required to recognize ordinary compensation income (and the Company will be entitled to claim a corresponding deduction), but the participant will be deemed to have made an additional interest payment to the Company in the same amount. Although interest (including any such deemed interest payment) is generally deductible for Federal income tax purposes, the Code limits the deductibility of an individual's interest expense with respect to investments of this type to the amount of his income from such type of investments. Accordingly, a participant in the 1991 Plan will not be able to claim a current deduction for the interest paid or accrued (or any such deemed interest payment) on a loan made to such participant by the Company to exercise options unless he has income from investments at least equal to the amount of such interest. Any such interest that is not currently deductible may be carried over to a subsequent taxable year and, subject to similar limitations, may be claimed as a deduction in such subsequent year. The Company will be subject to tax on the amount of interest received or accrued on any such loan. Any forgiveness of all or a portion of a recourse loan will result in income to the borrower and a deduction for the Company in an amount equal to the amount of such forgiveness.

  If the Company extends loans to participants in the 1991 Plan on a nonrecourse basis, for so long as the nonrecourse loan is treated as bona fide indebtedness, the Company will be subject to tax on any actual or deemed interest payment and the borrower will be entitled to deduct such interest, both in accordance with the rules discussed above. If all or a substantial portion of the consideration for the purchase of Common Stock is represented by a nonrecourse note, the transaction, depending in large part on the value of the Common Stock at the time of exercise, might be treated in the same manner for Federal income tax purposes as the grant of an NSO, and thus the participant would realize no income as a result of the exercise of such Option in this manner. Upon repayment of the loan, however, the participant could be treated as having executed an NSO at that time. If the stock price had appreciated during the term of the loan, the amount of the participant's gain subject to taxation as ordinary income would then be greater than if no loan had been made and the NSO were exercised earlier.

  Stock Appreciation Rights. No income will be realized by a recipient in connection with the grant of SARs or LSARS. At the time such right is exercised, the optionee will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any shares received on the exercise. The Company will generally be entitled to claim a deduction at the same time and equal to the amount included in such optionee's income by reason of the exercise. If the recipient receives shares of Common Stock upon the exercise of any SARs or LSARS, the Federal income tax treatment after such exercise will be identical to that applicable to shares acquired pursuant to the exercise of an NSO.

  Restricted Stock. A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock at the time the stock becomes transferable or is no longer subject to forfeiture. Depending on their individual circumstances, corporate insiders subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may not be subject to tax under the foregoing rule but may have the amount of income calculated (and recognized) based on the fair market value of the shares at a later date. A recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant, however, will have ordinary taxable income on the date of the grant equal to the excess of the fair market value of the shares of Restricted Stock, assuming the shares were unrestricted and could be sold immediately, over the purchase price, if any, of such Restricted Stock. If the shares of Common Stock subject to such election are forfeited, the recipient will only be entitled to claim a deduction, refund or loss for Federal income tax purposes equal to the purchase price, if any, of the forfeited shares (regardless of whether he made a Section 83(b) election). With respect to the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. If the recipient timely elects to be subject to tax as of the date of the grant, however, such recipient's holding period will commence on the date of the grant and such recipient's tax basis will be equal to the fair market value of the shares of Common Stock on the date of the grant, assuming the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to claim a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

  Performance Shares. A holder of Performance Shares will be subject to tax in the same manner as that of a holder of Restricted Stock.

  Substitute Stock Options. No income will be realized by an optionee, and no taxable event to the Company will occur, as a result of the substitution of Units with Substitute Stock Options. The Federal income tax consequences of the grant and exercise of Substitute Stock Options will be the same as those described for NSOs granted under the 1991 Plan.

  Dividends. Dividends paid on shares of Common Stock acquired pursuant to the exercise of options will be subject to tax at ordinary income rates and the Company will not be entitled to a deduction with respect to such dividends. Dividends paid on shares of Common Stock which are Restricted Stock or Deferred Stock generally will be treated as compensation rather than as a dividend and, when and to the extent includible in a participant's income under the 1991 Plan, will be subject to tax at ordinary income rates. The Company generally will be entitled to a deduction for dividends on the Restricted Stock or Deferred Stock which are treated as compensation. If a participant, however, has elected immediate recognition of income under Section 83(b) of the Code with respect to Restricted Stock (or if the restrictions on such shares have lapsed), dividends on such Restricted Stock will be treated in the same manner as dividends paid on shares of Common Stock acquired pursuant to the exercise of options.

  Payments in Respect of Change of Control. The 1991 Plan provides for acceleration or payment of awards and related shares in the event of a "Change of Control" as defined in the 1991 Plan. Such acceleration or payment may cause the consideration involved to be treated in whole or in part as a "parachute payment" under Section 280G of the Code. If such acceleration or payment results in an "excess parachute payment," as defined in Section 280G, such excess parachute payment would subject the recipient thereof to a nondeductible 20% excise tax on the amount of such excess parachute payment. In addition, the employer of the recipient would not be permitted to claim a Federal income tax deduction with respect to such excess parachute payment.

  Capital Gains Tax Rates. Any net capital gains (i.e., generally, capital gains in excess of capital loss) recognized by an individual upon a disposition of shares that have been held for more than 18 months will generally be subject to tax at a rate not to exceed 20%. Net capital gain recognized by an individual upon such a disposition of shares that have been held for more than 12 months but for not more than 18 months will be subject to tax at a rate not to exceed 28% and net capital gain recognized upon the disposition of shares that have been held for 12 months or less will be subject to tax at ordinary income tax rates.

  Section 162(m) Considerations. Although it is the intent of the Company and the Compensation Committee to qualify, to the maximum extent possible, compensation paid to Company executives as deductible compensation under the Code, any compensation paid to such executives will be subject to the limitations imposed pursuant to section 162(m) of the Code.

NEW PLAN BENEFITS

  On February 24, 1998, the Compensation Committee of the Board of Directors granted options to the Named Executives, the nine executive officers (the "Executive Group"), and other employees, including all current officers who are not executive officers ("Non-Executive Officer Employee Group"), in the respective amounts indicated in the table. Such option grants were made subject to approval by the shareholders of the proposal to amend the 1991 Plan. The dollar values in the table represent the option exercise price of such options multiplied by the number of shares subject to the options.

                                  IHOP CORP.

                           1991 STOCK INCENTIVE PLAN
                           (AS AMENDED AND RESTATED)

                                                              DOLLAR   NUMBER OF
     NAME AND POSITION                                      VALUE ($)   SHARES
     -----------------                                      ---------- ---------
     Richard K. Herzer..................................... $  692,500  20,000
     Dennis M. Leifheit....................................    356,250  10,000
     Frederick G. Silny....................................    173,125   5,000
     Anna G. Ulvan.........................................    173,125   5,000
     Mark D. Weisberger....................................    173,125   5,000
     Executive Group.......................................  2,077,500  60,000
     Non-Executive Officer Employee Group..................  2,146,750  62,000

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Company's independent public accountants for the 1997 fiscal year were Coopers & Lybrand L.L.P., and the Board of Directors has unanimously selected Coopers & Lybrand L.L.P., as the Company's independent public accountants for the 1998 fiscal year. Coopers & Lybrand L.L.P., has been the Company's public accountants for each of the last 15 years. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Unless otherwise indicated thereon, the persons named in the Proxy will vote all proxies in favor of ratifying the selection of Coopers & Lybrand L.L.P., as the Company's independent public accountants. If shareholders do not ratify the reappointment of Coopers & Lybrand L.L.P., the selection of independent public accountants will be reconsidered by the Board of Directors.

                             SHAREHOLDER PROPOSALS

  The Domestic and Foreign Missionary Society of the Protestant Episcopal Church in the United States of America (the "Society"), an IHOP Corp. shareholder, has submitted a proposal for consideration at the Meeting. As of December 2, 1997, the Society owned 15,300 shares of Common Stock. The Society's address is Episcopal Church Center, 815 Second Avenue, New York, New York 10017-4594. A representative of the Society is expected to be present at the Meeting and will be given an opportunity to make a statement. The Minnesota State Board of Investment, whose address is Suite 105, Sherbourne Avenue, St. Paul, Minnesota 55155, has co-sponsored the proposal. As of December 3, 1997, the Minnesota State Board of Investment had held a minimum of 4,900 shares of IHOP Corp. Common Stock continuously for over one year.

  The Society's proposal and its statement in support of the proposal are as follows:

                            SMOKE-FREE RESTAURANTS

WHEREAS the EPA says that exposure to environmental tobacco smoke (ETS) causes cancer in nonsmokers exposed to it, and the U.S. Public Health Service, National Academy of Sciences, National Cancer Institute, National Institute for Occupational Safety and Health, World Health Organization, American Medical Association, and American Cancer Society agree:

ETS's annual effect on children includes 150,000 to 300,000 lower respiratory infections and 7,500 to 15,000 hospitalizations resulting therefrom, 400,000 to 1,000,000 attacks of asthma, 8,000 to 26,000 new cases of asthma, respiratory symptoms of irritation, middle ear effusion, and significant reduction in lung functioning for countless others;

Millions of children visit our facilities and are involuntarily exposed to ETS. The Texas Attorney General sued five fast-food restaurant chains, charging them with jeopardizing customers' and employees' health;

For restaurant employees like waiters and bartenders, the risk of getting lung cancer is 50 percent higher than for others (Journal of the AMA; New York Times (7/28/93);

Research also shows that employee and patron smoking costs money in terms of higher health insurance premiums, cleaning costs, fires, and fire insurance;

Failure to provide a safe eating environment may put our Company at risk of being sued by nonsmoking employees, patrons, and/or the parents of children who develop health problems from ETS exposure;

In 1994 McDonald's became smoke-free in all of its company-owned facilities, joining other chains like Arby's and Taco Bell;

In 1995 a federal study confirmed earlier findings that banning smoking in restaurants does not hurt business and might even improve it;

A 1996 Cornell study in Restaurant Management showed that legislation mandating smoke-free restaurants attracts more business and money than it drives away;

THEREFORE LET IT BE RESOLVED that shareholders request the Board of Directors adopt a policy making all of our restaurants smokefree by January 1, 1999. We request the policy include stipulations that, beginning in 1999, all new franchisees' facilities be smokefree and all renewals of franchise agreements include such stipulations.

                             SUPPORTING STATEMENT

  Our company does not have a smokefree policy covering all of its facilities and franchisees. But data shows that children and workers are likely to be victims of ETS inhaled in those restaurants. John Banzhaf, Executive Director of Action on Smoking and Health, says "this demand's immediate action to protect the most vulnerable and helpless nonsmokers: millions of infants, toddlers, and other young children." The Milwaukee Journal editorialized some courageous establishments have already done that [banned smoking] while others, fearing the loss of patrons, have hesitated........ It's true that many smokers find it difficult to break the link between food, drink, and smoke.
Yet the [AMA] study provides all the more reason for proprietors of such places to insist upon the break. It's hardly fair for smokers to endanger the health of workers for the sake of a few puffs.''

  If you agree that our company should provide a healthier environment for employees and patrons, please vote YES for this resolution.

                      STATEMENT IN OPPOSITION TO PROPOSAL

  At the Company's Annual Meeting of Shareholders in 1997, the Company's shareholders failed to approve an identical proposal submitted by the Society. The 1997 proposal was approved by less than 4% of the shares voted. The Company opposes the Society's proposal for several reasons. International House of Pancakes restaurants are located throughout the United States as well as Canada and Japan. In many cases, state and local governmental bodies already regulate whether and, if allowed, where smoking can take place within an eating establishment, and, of course, the affected IHOP restaurants comply with these rules and regulations. In other localities though, there are no regulations restricting smoking. Our restaurants compete for business with many other national and regional chain restaurants, quick service restaurants and other businesses specializing in the preparation of meals for take-out and consumption at home. Management believes that the unilateral adoption of a smoke-free policy for all IHOP restaurants, regardless of the local regulatory environment, would place our restaurants at a distinct disadvantage as against our competitors. Experience has shown that the imposition of no-smoking policies by local authorities in some of our restaurants has resulted in significant declines in sales, especially in situations in which one restaurant is located in an area in which smoking is prohibited and competing restaurants are located nearby but outside of the regulated areas. In those instances, management of the Company believes that parties which include smoking customers often elect to eat at other restaurants which allow smoking. So long as other competing restaurants are not made to be smoke-free, it would be unfair and unwise to require IHOP restaurants to adopt a smoke-free policy.

  Most IHOP restaurants are franchised to individuals who own just one or two restaurants. They pride themselves on keeping in touch with the needs and desires of their customers. Many have made provision for no-smoking and smoking areas within their restaurants, even where state or local law does not mandate it. It is their goal to provide the best possible dining experience to each and every customer, whether they smoke or not.

  Even small declines in sales can have a major impact on a restaurant's viability, particularly where the owner has limited resources to cushion him or her from the impact. We believe that the proposed policy would have significant deleterious effects on sales and profits at a great number of our Company-operated and franchised restaurants. Accordingly, we urge you to vote NO. Unless otherwise indicated, the persons named in the Proxy will vote all proxies against the proposal.

                           PROPOSALS OF SHAREHOLDERS

  No other proposals of shareholders were received by the Company for presentation at the 1998 Annual Meeting of Shareholders. The Board of Directors will make provision for presentation of proposals of shareholders at the 1999 Annual Meeting of Shareholders provided such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the Securities and Exchange Commission. In order for any such proposals to be included in the proxy materials for consideration at the 1999 Annual Meeting of Shareholders, the proposal should be mailed to Mark D. Weisberger, Secretary, IHOP Corp., 525 North Brand Boulevard, Glendale, California 91203, and must be received no later than December 7, 1998.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 and the Securities and Exchange Commission's regulations thereunder require the Company's officers and directors, and persons who own more than 10% of the outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market and to furnish the Company with copies of all such forms they file.

  Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons, the Company believes that, during the period from January 1, 1997, through December 31, 1997, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with in a timely manner.

                                OTHER BUSINESS

  The management of the Company is not aware of any other matters to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, the persons named in the enclosed form of Proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

  UPON THE WRITTEN REQUEST OF ANY RECORDHOLDER OR BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, THAT WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE MAILED TO FREDERICK G. SILNY, CHIEF FINANCIAL OFFICER, IHOP CORP., 525 NORTH BRAND BOULEVARD, GLENDALE, CALIFORNIA 91203.

                                           By Order of the Board of Directors,

                                                   Mark D. Weisberger
                                                        Secretary

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               ----------------

              THE DATE OF THIS PROXY STATEMENT IS APRIL 7, 1998.

                               ----------------

                                                                      ANNEX "A"

                                  IHOP CORP.

                           1991 STOCK INCENTIVE PLAN
                   AS AMENDED AND RESTATED FEBRUARY 24, 1998

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

  The name of this plan is the IHOP Corp. 1991 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board on June 17, 1991, subject to the approval of IHOP Corp. (the "Company") stockholders, which stockholder approval was obtained on June 17, 1991. The Plan was amended by the Board on February 23, 1994, subject to stockholder approval, which approval was obtained on May 11, 1994. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

  For purposes of the Plan, the following terms shall be defined as set forth below:

    (a) "Administrator" means the Board or if the Board does not administer the Plan, the Committee in accordance with Section 2.

    (b) "Board" means the Board of Directors of the Company.

    (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

    (d) "Committee" means the Compensation Committee of the Board plus such additional individuals as the Board shall designate in order to meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any other Committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of members who meet the qualifications referred to in Rule 16b-3 and Section 162(m) of the Code. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

    (e) "Company" means IHOP Corp., a corporation organized under the laws of the State of Delaware (or any successor corporation).

    (f) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

    (g) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

    (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission.

    (i) "Effective Date" shall mean the date provided pursuant to Section 12.

    (j) "Eligible Recipient" means an employee, officer, director, consultant or advisor of the Company or any Subsidiary eligible to participate in the Plan pursuant to Section 4.

    (k) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on such date as reported in the Western Edition of the Wall Street Journal Composite Tape or (B) the average on such date of the closing price of the Stock on each day on which the Stock is traded over a period of up to twenty trading days immediately prior to such date.

    (l) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

    (m) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 10 below).

    (n) "Non-qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

    (o) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

    (p) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

    (q) "Performance Share" means an award of shares of Stock pursuant to
  Section 7 that is subject to restrictions based upon the attainment of performance objectives.

    (r) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7.

    (s) "Stock" means the common stock, $.01 par value, of the Company.

    (t) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to receive an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof and (ii) the aggregate exercise price of such right or such portion thereof.

    (u) "Stock Option" means any option (including Substitute Stock Options) to purchase shares of Stock granted pursuant to Section 5.

    (v) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

    (w) "Substitute Stock Option" means any option to purchase shares of Stock granted in substitution for stock appreciation rights ("Units") that were granted under the IHOP Corp. Incentive Appreciation Plan, established effective as of January 2, 1989.

SECTION 2. ADMINISTRATION.

  The Plan shall be administered by the Board in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary to maintain qualification of the Plan under Section 162(m) and to the extent Rule 16b-3, or by a Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

  The Administrator shall have the power and authority to grant to Eligible Recipients, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

  In particular, the Administrator shall have the authority:

    (i) to select those Eligible Recipients of the Company or any Subsidiary who shall be Participants;

    (ii) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Recipients hereunder,

    (iii) to determine the number of shares to be covered by each such award granted hereunder,

    (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period and (y) the performance goals and periods applicable to the award of Performance Shares); and

    (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options (including Substitute Stock Options), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

  The Administrator shall have the authority in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan or the terms of any Substitute Stock Option (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

  The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,880,000 (including the number of shares of Stock issuable pursuant to Substitute Stock Option grants). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 25% of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

  Consistent with the provisions of Section 162(m) of the Code, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and
(iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

  Officers, directors, employees, consultants and advisors of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5. STOCK OPTIONS.

  Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

  The Administrator shall have the authority to grant any officer or employee of the Company (including directors who are also employees of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted non-qualified stock options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

    (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date; provided, however, that the option price per share of Stock purchasable under a Substitute Stock Option shall not be less than 50% of the Fair Market Value of the Stock at the time of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

    (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting powers of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant; and provided, further, that in the case of Substitute Stock Options, the term shall expire on December 31, 1998.

    (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall be exercisable one year following the date of grant of the option. If the Administrator provides, in its discretion, that any Stock Option is exercisable only in installments, the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

    (d) Method of Exercise. Subject to Section 5(c) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 11.

    The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided however, should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for the grants of Stock Options and other awards hereunder.

    (e) Loans. The Company may make loans available to Stock Option holders as the Administrator, in its discretion, may determine in connection with the exercise of outstanding options granted under the Plan. Such loans shall (i) be evidenced by promissory notes entered into by the holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5 (c) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator, provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan shall have been made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

    (f) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or in accordance with the terms of a qualified domestic relations order.

    (g) Termination by Death. If an optionee's employment or service with the Company and any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

    (h) Termination by Reason of Disability. If an optionee's employment or service with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such Stock Option, whichever period is shorter, provided, however, that, if the optionee dies within such twelve-month period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment or service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
  Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (i) Other Termination. Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment or service with the Company, or any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised until the earlier to occur of (A) three months from the date of such termination or
  (B) the expiration of such Stock Option's term.

    (j) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, its Parent Corporation and any Subsidiary become exercisable for the first time by an Optionee during any calendar year exceed $100,000, such options shall be treated as Non-Qualified Stock Options.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

  (a) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

  A Related Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

  A Related Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been exercised.

  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

    (i) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Related Stock Appreciation Right shall not be exercisable during the first six months of the term of the Related Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

    (ii) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Related Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

    (iii) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (f) of Section 5 of the Plan.

    (iv) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

    (v) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to an Incentive Stock Option exceeds the exercise price of such Stock Option.

    (vi) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that Free Standing Stock Appreciation Rights shall not be exercisable during the first six months of the term of the Free Standing Stock Appreciation Right, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of the six-month period.

    (vii) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

    (viii) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock over the price per share specified in the Free Standing Stock Appreciation Right (which shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

    (ix) No Free Standing Stock Appreciation Right shall be transferable by the recipient otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and all such rights shall be exercisable, during the recipient's lifetime, only by the recipient or in accordance with the terms of a qualified domestic relations order.

    (x) In the event of the termination of employment or service of a Participant who has received Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

    (xi) Limited Stock Appreciation Rights can only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below) and with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights") only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Related Limited Stock Appreciation Right shall not be exercisable during the first six months of the term of the Related Limited Stock Appreciation Right, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

    (xii) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10 below) of one share of Stock on the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

  (a) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards will be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (c) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objective applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock awards or Performance Share awards need not be the same with respect to each recipient.

  (b) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify after the award date). Except as otherwise provided below in this
Section 7(b), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the IHOP Corp. 1991 Stock incentive Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and IHOP Corp. Copies of such Plan and Agreement are on file in the offices of IHOP Corp."

  The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

  With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

  (c) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

    (i) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan. Within these limits, the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10 below.

    (ii) Except as provided in paragraph (c)(i) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator shall otherwise determine.

    (iii) Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment or service for any reason during the Restricted Period, all shares still subject to restriction shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest at 8% per year.

SECTION 8. AMENDMENT AND TERMINATION.

  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

    (a) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

    (b) except as provided in this Plan, decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the grant of the option;

    (c) change the employees or class of directors, officers, employees, consultants or advisors eligible to participate in the Plan; or

    (d) extend the maximum option period under paragraph (b) of Section 5 of the Plan.

  Notwithstanding the foregoing, stockholder approval under this Section 8 shall only be required at such time as shareholder approval would be required under Section 162(m) of the Code, Rule 16b-3, as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or other applicable law, rule, or regulation with respect to any material amendment to any employee benefit plan of the Company.

  The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN

  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. CHANGE OF CONTROL.

  The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (b) of this Section 10:

    (a) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control:

      (i) any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

      (ii) the restrictions applicable to any Restricted Stock, Deferred Stock or Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

      (iii) any indebtedness incurred pursuant to Section 5(e) above shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

      (iv) the value of all outstanding Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, and Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

    (b) For purposes of paragraph (a) of this Section 10, a "Change of Control" shall be deemed to have occurred if:

      (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

      (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or
    (iv) of this Section 10(b)) whose election by the

    Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

      (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or
    (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

      (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

    (c) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11. GENERAL PROVISIONS.

  (a) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

  All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

  (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

  (c) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

  (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 12. EFFECTIVE DATE OF PLAN.

  The Plan became effective (the "Effective Date") on June 17, 1991, the date the Company's stockholders formally approved the Plan.

SECTION 13. TERM OF PLAN.

  No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                  IHOP CORP.

            525 North Brand Boulevard . Glendale, California 91203

P         This Proxy is Solicited on Behalf of the Board of Directors.

R        The undersigned hereby appoints Richard K. Herzer, Larry Alan Kay and
    Dennis M. Leifheit as Proxies, each with the power to appoint his
O substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of IHOP Corp. held of
X record by the undersigned at the close of business on March 26, 1998, at the Annual Meeting of Shareholders to be held on May 12, 1998, or any
Y   adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

         If no direction is made, this Proxy will be voted for Proposals 1, 2 and 3 and against Proposal 4.

-----------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS/ADDRESS CHANGE ON REVERSE SIDE

                                  (Continued and to be signed on the other side)


                          -- FOLD AND DETACH HERE --

                                                          Please mark
                                                          your votes as  [X]
                                                          indicated in
                                                          this example

1. ELECTION OF DIRECTORS

   FOR all nominees                 WITHHOLD
  listed (except as            AUTHORITY to vote
marked to the contrary)     for all nominees listed
     [_]                           [_]

Nominees: Frank Edelstein, Neven C. Hulsey, Caroline W. Nahas
INSTRUCTION: To withhold authority to vote for any individual nominee, (indicate that nominee's name below):

------------------------------------------------------------------

2. PROPOSAL TO APPROVE AND RATIFY THE AMENDMENT OF THE IHOP CORP. 1991 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER FROM 1,380,000 TO 1,880,000.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]


3. PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. as the independent accountants of the Company.


                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]

4. SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY MAKING IHOP RESTAURANTS SMOKE-FREE.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]

5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.



                               I PLAN TO ATTEND MEETING                     [_]



                               COMMENTS/ADDRESS CHANGE
                               Please mark this box if you have written     [_]
                               comments/address change on the reverse side.



                               Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature or signatures, if held jointly
                                        ---------------------------------------

Dated                             1998.
     ---------------------------,
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

                          -- FOLD AND DETACH HERE --

                                  IHOP CORP.

            525 North Brand Boulevard . Glendale, California 91203

P        Confidential Instruction Card to Chase Manhattan Bank, as Trustee
           ("Trustee") of the International House of Pancakes Employee
R                    Stock Ownership Plan ("ESOP").

O        The undersigned hereby instructs and appoints the Trustee to vote, as designated below, all the shares of common stock of IHOP Corp. held of
X record by the ESOP for the account of the undersigned at the close of business on March 26, 1998, at the Annual Meeting of Shareholders to be
Y   held on May 12, 1998, or any adjournment thereof.

         This Instruction Card when properly executed will be voted in the manner directed herein by the undersigned.

         If no direction is made, this Instruction Card will be voted for Proposals 1, 2 and 3 and against Proposal 4.

-------------------------------------------------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS/ADDRESS CHANGE ON REVERSE SIDE

                                  (Continued and to be signed on the other side)


                          -- FOLD AND DETACH HERE --

                                                          Please mark
                                                          your votes as  [X]
                                                          indicated in
                                                          this example

1. ELECTION OF DIRECTORS

  FOR all nominees                  WITHHOLD
  listed (except as             AUTHORITY to vote
marked to the contrary)     for all nominees listed
        [_]                           [_]

Nominees: Frank Edelstein, Neven C. Hulsey, Caroline W. Nahas
INSTRUCTION: To withhold authority to vote for any individual nominee, (indicate that nominee's name below):

------------------------------------------------------------------

2. PROPOSAL TO APPROVE AND RATIFY THE AMENDMENT OF THE IHOP CORP. 1991 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER FROM 1,380,000 TO 1,880,000.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]


3. PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. as the independent accountants of the Company.


                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]

4. SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF DIRECTORS ADOPT A POLICY MAKING IHOP RESTAURANTS SMOKE-FREE.

                        FOR       AGAINST      ABSTAIN
                        [_]         [_]          [_]

5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.



                               I PLAN TO ATTEND MEETING                     [_]



                               COMMENTS/ADDRESS CHANGE
                               Please mark this box if you have written     [_]
                               comments/address change on the reverse side.



                               Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature or signatures, if held jointly
                                        ---------------------------------------

Dated                             1998.
     ---------------------------,
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

                          -- FOLD AND DETACH HERE --